UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): June 12, 2024

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave., Suite 600 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 562-9447

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 12, 2024, FOXO Technologies Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “SPA”) with an institutional investor (the “Purchaser”) pursuant to which the Company agreed to issue to the Purchaser and subsequent purchasers who will also be parties to the SPA (the Purchaser, together with the purchasers, the “Purchasers”) Senior Notes in the aggregate principal amount of up to $2,800,000 (each a “Note” or, together, the “Notes”).

The closings of the SPA (each a “Closing,” or, together, the “Closings”) are as follows:

●	On the Initial Closing Date (as defined below), the Purchaser or Purchasers will purchase up to an aggregate of $840,000 in principal amount of the Notes. The Company will also issue to the Purchaser or the Purchasers on a pro rata basis an aggregate of 1,108,755 shares of the Company’s Class A Common Stock (the “Shares”) representing 9.99% of the outstanding shares of Class A Common Stock of the Company on the Initial Closing Date (as defined below).

●	Upon the Company’s filing of a preliminary proxy statement or information statement with the Securities and Exchange Commission (the “SEC”) relating to the approval by the Company’s stockholders of an agreement by the Company to acquire the shares of common stock of Rennova Community Health, Inc., a Florida corporation (“RCHI”), from Rennova Health, Inc., a Delaware corporation (“Rennova”), and all transactions contemplated thereby (the “Acquisition”), the Purchasers will purchase up to an aggregate of $280,000 in principal amount of the Notes.

●	Upon the closing of the Acquisition, the Purchasers will purchase up to an aggregate of $1,120,000 in principal amount of the Notes.

●	Upon the filing of a registration statement by the Company with the SEC relating to the resale by the Purchasers (and any affiliates) of all shares of Class A Common Stock of the Company beneficially owned by each Purchaser (and any affiliate) the Purchasers will purchase up to an aggregate of $560,000 in principal amount of the Notes.

Each Closing is subject to additional conditions as disclosed in the SPA. The disclosure above is not a complete description of the terms of the SPA. A copy of the form of the SPA is attached hereto as Exhibit 99.1 and is incorporated by reference into Item 1.01 of this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into Item 2.03 of this Current Report on Form 8-K.

On June 14, 2024 (the “Initial Closing Date”), pursuant to the SPA, the Company issued a Note in the principal amount of $840,000 to the Purchaser. The Note matures on June 14, 2025 and the principal amount of the Note is the subscription amount multiplied by 1.12 which represents 12% original issuance discount. The Note does not accrue any interest exempt for in the event of an Event of Default (as defined in the Note) upon which it will accrue interest at 18% per annum.

The Note provides the Purchaser with rights upon a Fundamental Transaction (as defined in the Note) such as assumption rights of the Successor Entity (as defined in the Note). The Note also provides the Purchaser an exchange right upon the issuance of preferred stock (except in connection with the Acquisition) and mandatory redemption rights. There is also an optional prepayment of the Note provided to the Company of 100% of the Note amount. The Note is guaranteed by Rennova.

As of the Initial Closing Date, the Company has yet to issue the Shares to the Purchaser due to the fact that their issuance is conditioned upon approval from NYSE American and, although in process, the Company has yet to receive approval.

The disclosure above is not a complete description of the terms of the Note. A copy of the form of the Note is attached hereto as Exhibit 4.1 and is incorporated by reference into Item 2.03 of this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On June 18, 2024, the Company issued a press release announcing it has entered into the SPA and issued the Note. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information under this Item 7.01, including Exhibit 99.2 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibit hereto, is material or that the dissemination of such information is required by Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” Any statements contained in this Current Report on Form 8-K that do not describe historical facts may constitute forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “if,” “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other comparable terminology and include statements regarding the NYSE American Notice and whether the Company will regain compliance with the NYSE American’s continued listing standards. These forward-looking statements are based on information currently available to the Company’s management as well as estimates and assumptions made by its management and are subject to risks and uncertainties that may cause actual results, performance or developments to differ materially from those contained in the statements. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, which may cause the Company’s or its industry’s actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company does not undertake an obligation to update these forward-looking statements after such date.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Form of Senior Note
99.1	Form of Securities Purchase Agreement
99.2	Press Release dated June 18, 2024
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

Date: June 18, 2024	By:	/s/ Mark White
		Name:	Mark White
		Title:	Interim Chief Executive Officer

3